Exhibit 24



               	POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Richard C. Adkerson and Stephen M. Jones, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement of Freeport-McMoRan Copper & Gold Inc. with respect to $500,000,000 of securities, and any and all amendments (including post-effective amendments) to the Registration Statement, including any related registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, which, in addition to registering the securities listed therein, is to serve as post-effective amendments to the registration statements numbers 33-63376, 33-52503, 333-02699, 33-45787 and 33-66098 previously filed by the registrant with the Securities and Exchange Commission, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 14th day of February, 2000.



                /s/ James R. Moffett
                --------------------
                James R. Moffett





                      POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James R. Moffett and Richard C. Adkerson, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement of Freeport-McMoRan Copper & Gold Inc. with respect to $500,000,000 of securities, and any and all amendments (including post-effective amendments) to the Registration Statement, including any related registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, which, in addition to registering the securities listed therein, is to serve as post-effective amendments to the registration statements numbers 33-63376, 33-52503, 333-02699, 33-45787 and 33-66098 previously filed by the registrant with the Securities and Exchange Commission, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 14th day of February, 2000.



                 /s/ Stephen M. Jones
                 --------------------
                	Stephen M. Jones




                  POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James R. Moffett, Richard C. Adkerson and Stephen M. Jones, or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement of Freeport-McMoRan Copper & Gold Inc. with respect to $500,000,000 of securities, and any and all amendments (including post-effective amendments) to the Registration Statement, including any related registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, which, in addition to registering the securities listed therein, is to serve as post-effective amendments to the registration statements numbers 33-63376, 33-52503, 333-02699, 33-45787 and 33-66098 previously filed by the registrant with the Securities and Exchange Commission, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 14th day of February, 2000.



            /s/ C. Donald Whitmire, Jr.
            ---------------------------
           	C. Donald Whitmire, Jr.




                 POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James R. Moffett, Richard C. Adkerson and Stephen M. Jones, or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement of Freeport-McMoRan Copper & Gold Inc. with respect to $500,000,000 of securities, and any and all amendments (including post-effective amendments) to the Registration Statement, including any related registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, which, in addition to registering the securities listed therein, is to serve as post-effective amendments to the registration statements numbers 33-63376, 33-52503, 333-02699, 33-45787 and 33-66098 previously filed by the registrant with the Securities and Exchange Commission, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 14th day of February, 2000.



               /s/ Robert W. Bruce III
               -----------------------
              	Robert W. Bruce III




                    POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James R. Moffett, Richard C. Adkerson and Stephen M. Jones, or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement of Freeport-McMoRan Copper & Gold Inc. with respect to $500,000,000 of securities, and any and all amendments (including post-effective amendments) to the Registration Statement, including any related registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, which, in addition to registering the securities listed therein, is to serve as post-effective amendments to the registration statements numbers 33-63376, 33-52503, 333-02699, 33-45787 and 33-66098 previously filed by the registrant with the Securities and Exchange Commission, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 14th day of February, 2000.



                 /s/ R. Leigh Clifford
                 ---------------------
                	R. Leigh Clifford




                  POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James R. Moffett, Richard C. Adkerson and Stephen M. Jones, or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement of Freeport-McMoRan Copper & Gold Inc. with respect to $500,000,000 of securities, and any and all amendments (including post-effective amendments) to the Registration Statement, including any related registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, which, in addition to registering the securities listed therein, is to serve as post-effective amendments to the registration statements numbers 33-63376, 33-52503, 333-02699, 33-45787 and 33-66098 previously filed by the registrant with the Securities and Exchange Commission, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 14th day of February, 2000.



                   /s/ Robert A. Day
                   -----------------
                  	Robert A. Day




                      POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James R. Moffett, Richard C. Adkerson and Stephen M. Jones, or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement of Freeport-McMoRan Copper & Gold Inc. with respect to $500,000,000 of securities, and any and all amendments (including post-effective amendments) to the Registration Statement, including any related registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, which, in addition to registering the securities listed therein, is to serve as post-effective amendments to the registration statements numbers 33-63376, 33-52503, 333-02699, 33-45787 and 33-66098 previously filed by the registrant with the Securities and Exchange Commission, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 14th day of February, 2000.



            /s/ Oscar Y. L. Groeneveld
            --------------------------
           	Oscar Y. L. Groeneveld




                 POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James R. Moffett, Richard C. Adkerson and Stephen M. Jones, or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement of Freeport-McMoRan Copper & Gold Inc. with respect to $500,000,000 of securities, and any and all amendments (including post-effective amendments) to the Registration Statement, including any related registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, which, in addition to registering the securities listed therein, is to serve as post-effective amendments to the registration statements numbers 33-63376, 33-52503, 333-02699, 33-45787 and 33-66098 previously filed by the registrant with the Securities and Exchange Commission, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 14th day of February, 2000.



                   /s/ Gerald J. Ford
                   ------------------
                  	Gerald J. Ford



                     POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James R. Moffett, Richard C. Adkerson and Stephen M. Jones, or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement of Freeport-McMoRan Copper & Gold Inc. with respect to $500,000,000 of securities, and any and all amendments (including post-effective amendments) to the Registration Statement, including any related registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, which, in addition to registering the securities listed therein, is to serve as post-effective amendments to the registration statements numbers 33-63376, 33-52503, 333-02699, 33-45787 and 33-66098 previously filed by the registrant with the Securities and Exchange Commission, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 14th day of February, 2000.



             /s/ H. Devon Graham, Jr.
             ------------------------
            	H. Devon Graham, Jr.




                   	POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James R. Moffett, Richard C. Adkerson and Stephen M. Jones, or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement of Freeport-McMoRan Copper & Gold Inc. with respect to $500,000,000 of securities, and any and all amendments (including post-effective amendments) to the Registration Statement, including any related registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, which, in addition to registering the securities listed therein, is to serve as post-effective amendments to the registration statements numbers 33-63376, 33-52503, 333-02699, 33-45787 and 33-66098 previously filed by the registrant with the Securities and Exchange Commission, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 14th day of February, 2000.



                /s/ J. Bennett Johnston
                -----------------------
               	J. Bennett Johnston




                     POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James R. Moffett, Richard C. Adkerson and Stephen M. Jones, or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement of Freeport-McMoRan Copper & Gold Inc. with respect to $500,000,000 of securities, and any and all amendments (including post-effective amendments) to the Registration Statement, including any related registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, which, in addition to registering the securities listed therein, is to serve as post-effective amendments to the registration statements numbers 33-63376, 33-52503, 333-02699, 33-45787 and 33-66098 previously filed by the registrant with the Securities and Exchange Commission, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 14th day of February, 2000.



                /s/ Henry A. Kissinger
                ----------------------
               	Henry A. Kissinger




                     POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James R. Moffett, Richard C. Adkerson and Stephen M. Jones, or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement of Freeport-McMoRan Copper & Gold Inc. with respect to $500,000,000 of securities, and any and all amendments (including post-effective amendments) to the Registration Statement, including any related registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, which, in addition to registering the securities listed therein, is to serve as post-effective amendments to the registration statements numbers 33-63376, 33-52503, 333-02699, 33-45787 and 33-66098 previously filed by the registrant with the Securities and Exchange Commission, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 14th day of February, 2000.



                /s/ Bobby Lee Lackey
                --------------------
               	Bobby Lee Lackey




                    POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James R. Moffett, Richard C. Adkerson and Stephen M. Jones, or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement of Freeport-McMoRan Copper & Gold Inc. with respect to $500,000,000 of securities, and any and all amendments (including post-effective amendments) to the Registration Statement, including any related registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, which, in addition to registering the securities listed therein, is to serve as post-effective amendments to the registration statements numbers 33-63376, 33-52503, 333-02699, 33-45787 and 33-66098 previously filed by the registrant with the Securities and Exchange Commission, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 14th day of February, 2000.



                 /s/ Rene L. Latiolais
                 ---------------------
                	Rene L. Latiolais




                   POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James R. Moffett, Richard C. Adkerson and Stephen M. Jones, or any of them, her true and lawful attorney-in-fact and agent, with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement of Freeport-McMoRan Copper & Gold Inc. with respect to $500,000,000 of securities, and any and all amendments (including post-effective amendments) to the Registration Statement, including any related registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, which, in addition to registering the securities listed therein, is to serve as post-effective amendments to the registration statements numbers 33-63376, 33-52503, 333-02699, 33-45787 and 33-66098 previously filed by the registrant with the Securities and Exchange Commission, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 14th day of February, 2000.



            /s/ Gabrielle  K. McDonald
            --------------------------
           	Gabrielle K. McDonald




                     POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James R. Moffett, Richard C. Adkerson and Stephen M. Jones, or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement of Freeport-McMoRan Copper & Gold Inc. with respect to $500,000,000 of securities, and any and all amendments (including post-effective amendments) to the Registration Statement, including any related registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, which, in addition to registering the securities listed therein, is to serve as post-effective amendments to the registration statements numbers 33-63376, 33-52503, 333-02699, 33-45787 and 33-66098 previously filed by the registrant with the Securities and Exchange Commission, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 14th day of February, 2000.



                 /s/ George A. Mealey
                 --------------------
                	George A. Mealey




                  POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James R. Moffett, Richard C. Adkerson and Stephen M. Jones, or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement of Freeport-McMoRan Copper & Gold Inc. with respect to $500,000,000 of securities, and any and all amendments (including post-effective amendments) to the Registration Statement, including any related registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, which, in addition to registering the securities listed therein, is to serve as post-effective amendments to the registration statements numbers 33-63376, 33-52503, 333-02699, 33-45787 and 33-66098 previously filed by the registrant with the Securities and Exchange Commission, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 14th day of February, 2000.



                 /s/ B. M. Rankin, Jr.
                 ---------------------
                	B. M. Rankin, Jr.




                   POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James R. Moffett, Richard C. Adkerson and Stephen M. Jones, or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement of Freeport-McMoRan Copper & Gold Inc. with respect to $500,000,000 of securities, and any and all amendments (including post-effective amendments) to the Registration Statement, including any related registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, which, in addition to registering the securities listed therein, is to serve as post-effective amendments to the registration statements numbers 33-63376, 33-52503, 333-02699, 33-45787 and 33-66098 previously filed by the registrant with the Securities and Exchange Commission, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 14th day of February, 2000.



                /s/ J. Taylor Wharton
                ---------------------
               	J. Taylor Wharton